STEEPLEVIEW FUND

      SUPPLEMENT DATED JANUARY 12, 2006 TO PROSPECTUS DATED OCTOBER 3, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.


1. SUSPENSION OF PAYMENTS UNDER RULE 12B-1 DISTRIBUTION PLAN - RESULTING REDUCTION OF EXPENSE RATIO

A. The Fee Table and Example on page 5 of the Prospectus are hereby deleted and replaced in their entirety as follows:



FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases (as a            None
percentage of the offering price)

Maximum Sales Charge (Load) Imposed on Reinvested                 None
Distributions

Maximum Deferred Sales Charge (Load) Imposed on                   None
Redemptions (as a percentage of the sale price)

Redemption Fee (as a percentage of amount redeemed)               None

Exchange Fee (as a percentage of amount redeemed)                 None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                                  1.00%

Distribution (12b-1) and/or Service Fees(1)                       None

Other Expenses(2)                                                1.05%

TOTAL ANNUAL FUND OPERATING EXPENSES                             2.05%

(1) The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing to shareholders. However, the Fund has temporarily suspended the making of any payments under the 12b-1 Plan; no payments pursuant thereto have been made to date. The Fund may act to remove the suspension and make payments under its Rule 12b-1 Plan at any time in its sole discretion, subject to Board approval.

(2) Based on projected amounts for the Fund's fiscal year ending September 30, 2006.

(3) The Fund's Adviser has agreed to voluntarily waive its fees and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceed 1.50% of the Fund's average daily net assets. Giving effect to this arrangement, Annual Fund Operating Expenses would be as follows:

                  Total Annual Fund Operating Expenses         2.05%

                  Fee Waiver and Expense Reimbursement        -0.55%

                  Net Expenses                                 1.50%

Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.

EXAMPLE:

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                      1 YEAR             3 YEARS
                       $208               $643


B. In addition, the sub-section entitled "Your Account - General Information - Rule 12b-1 Distribution and/or Service Fees" on page 9 of the Prospectus is hereby deleted and replaced in its entirety as follows:

RULE 12B-1 DISTRIBUTION AND/OR SERVICE FEES. The Trust has adopted a Rule 12b-1 plan under which the Fund may pay the Distributor a fee of up to 0.25% of its average daily net assets for distribution services and the servicing of shareholder accounts. To the extent that the Fund pays distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Fund shares.


2. WAIVERS OF MINIMUM INVESTMENT REQUIREMENTS

The sub-section entitled "Your Account - Buying Shares - Minimum Investments" on page 10 of the Prospectus is hereby amended by adding the following to the last paragraph of that sub-section:

The Fund may, at its discretion, waive investment minimum requirements for certain Fund investors, including:

     o A client of a financial institution with which the Distributor has entered into a selected dealer or similar agreement on behalf of the Fund;
     o A rollover by an individual retirement account or self-employed retirement plan;
     o    Trustees and officers of the Trust;
     o Principals, officers and full-time employees of the Adviser, the Distributor or any of their respective affiliates;
     o A spouse, parent, child, sibling or other close family member of any of the foregoing persons (a person in any of the first three categories is referred to herein as a "Fund Associate");
     o    A trust for the benefit of or the estate of a Fund Associate;
     o A client of the Adviser or a person otherwise known to the Adviser through a Fund Associate; and
     o    Other investors, as deemed appropriate by the Fund.


The Fund may from time to time revise its waivers of minimum investment amounts.


3.  REVISIONS TO SIGNATURE GUARANTEE REQUIREMENTS


The sub-section entitled "Your Account - Selling Shares - Signature Guarantee Requirements" on page 14 of the Prospectus is hereby amended by adding the following sentence at the end of that sub-section:

         At its discretion, the Transfer Agent may not require a signature guarantee on instructions provided by certain financial institutions acting on behalf of their clients.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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